Exhibit 10.1
CHANGE ORDER
COVID-19 Impacts 2Q2021

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00049 DATE OF CHANGE ORDER: July 6, 2021

The Agreement between the Parties listed above is changed as follows:

1.Pursuant to Article 6.2 of the Agreement (Change Orders Requested by Contractor), Parties agree this Change Order includes Contractor’s costs for the second quarter of 2021 (“Q2”) (actuals through April 2021 and forecasted costs through June 2021), in response to the novel coronavirus (COVID-19) outbreak event.

This Change Order is based on the following assumptions and qualifications for Q2:

i.Contractor’s Houston home office personnel have worked and shall continue working effectively remotely or in the Houston home office.
ii.Contractor has been able to keep the Jobsite open throughout the event and shall continue doing so, to the extent reasonably possible, to advance the Work at the current rate of progress (or better if possible), with no planned shutdown in Q2.
iii.Contractor shall continue to put forth diligent mitigation efforts to minimize impacts caused by the event to the extent reasonably practical, including but not limited to: increased craft professional hours for additional cleaning, disinfecting, etc.; increased bussing services to support social distancing; additional cleaning stations, waste management services, etc.; quarantine requirements for supplier technical support (international and others); continued COVID-19 testing costs and hours (excluding quarantine time); increased professional staff for contact tracing efforts; and additional safety PPE, communication materials (e.g., posters, signs, etc.).
iv.No major COVID-19 infection outbreak on the Jobsite resulting in: (i) Site shutdown of all or critical scopes of the Work; or (ii) absenteeism at or above the twenty percent (20%) level for a sustained duration of more than four (4) Weeks. Should either of these triggers occur, the Parties shall jointly collaborate on mitigation actions and plans for shutdown accordingly.
v.Existing government (local, state and/or federal) guidelines, executive orders, actions or directives as of 9 March 2021 shall remain unchanged through the end of Q2. New government orders shall be subject to separate notices and Change Orders, if applicable.
vi.Owner’s operations and other professional staff personnel shall continue to support the Contractor’s activities for the Project in support of the Work.
vii.Subcontractors and Suppliers shall continue to provide uninterrupted support for construction activities either at Site or remotely if possible.
viii.Any changes in the above assumptions and qualifications and additional costs beyond Q2 are excluded from this Change Order; and may be part of a separate Change Order in accordance with Article 6.2 of the Agreement.
2.Contractor has not experienced schedule impacts on the critical path of the CPM Schedule through 15 May 2021; and should all the qualifications and assumptions above remain as stated, Contractor does not anticipate any schedule impacts to the Project on the critical path of the CPM Schedule through Q2. In the event of the occurrence of any impacts to the critical path of the CPM Schedule, Contractor shall notify Owner in accordance with Article 6.5 of the Agreement.

3.The detailed cost breakdown of this Change Order is provided in Exhibit A of this Change Order.

4.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-48)	$15,549,729
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,032,442,302
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of	$2,256,901
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,034,699,203

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44)	$(4,939,146)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$452,756,854
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$452,756,854

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,485,199,156
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$2,256,901
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,487,456,057

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B of this Change Order.
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _____ Contractor _____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
July 12, 2021	July 6, 2021
Date of Signing	Date of Signing

CHANGE ORDER
Third Berth Bunkering Ship Modifications - Pre-Investment for Foundations

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00050 DATE OF CHANGE ORDER: July 6, 2021

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), and pursuant to Owner’s request via Letter No. SPL4-BE-C20-055, dated 12 November 2020, and Contractor’s Third Berth Bunkering Study Class 3 Estimate provided via Letter No. 26012-100-T21-GAM-00026, dated 2 April 2021, the Parties agree this Change Order includes Contractor’s engineering, procurement and construction costs to proceed with Pre-Investment of Foundations for an additional Gangway Tower, new Hydraulic Power Unit (“HPU”) and Bunker Arm Vapor Line pedestals as further described in Section 5.0 of Contractor’s Third Berth Bunkering Study Report No. 26012-100-G65-GEX-00001, Rev 00A, dated 31 March 2021.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49)	$17,806,630
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,034,699,203
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,034,699,203

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, & 25-27, 30-31, 33, 36-37, 39-40, 43-44)	$(4,939,146)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$452,756,854
10.	The Contract Price Applicable to Subproject 6(b) will be increased by this Change Order	$371,193
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$453,128,047

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,487,456,057
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$371,193
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,487,827,250

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified : N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B of this Change Order.
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
July 12, 2021	July 6, 2021
Date of Signing	Date of Signing

CHANGE ORDER
Thermal Oxidizer Controls Change

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00051 DATE OF CHANGE ORDER: September 8, 2021

The Agreement between the Parties listed above is changed as follows:
1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order includes Contractor's engineering costs to implement two (2) design changes to the Thermal Oxidizer System controls scheme for Train 6 (MOC #M2020778-001 & MOC #M2021544-001).

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49)	$17,806,630
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,034,699,203
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of	$40,306
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,034,739,509

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50)	$(4,567,953)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$453,128,047
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$453,128,047

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,487,827,250
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$40,306
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,487,867,556

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A

Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
September 16, 2021	September 8, 2021
Date of Signing	Date of Signing

CHANGE ORDER
Third Berth Spare Beacon and Additional Cable Tray

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00052 DATE OF CHANGE ORDER: September 8, 2021

The Agreement between the Parties listed above is changed as follows:
1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order includes Contractor’s procurement and construction costs to procure, supply and pre-assemble a spare beacon structure for the Third Berth Project.

2.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order includes Contractor’s engineering, procurement, and construction costs to install a new six (6) inch wide cable tray on the existing pipe rack to support installation of the new 5kV cable for the Third Berth Project.

3. The detailed cost breakdown for this Change Order is detailed in Exhibits A.1 and A.2 of this Change Order.

4. Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51)	$17,846,936
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,034,739,509
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,034,739,509

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50)	$(4,567,953)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$453,128,047
10.	The Contract Price Applicable to Subproject 6(b) will be increased by this Change Order	$589,417
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$453,717,464

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,487,867,556
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$589,417
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,488,456,973

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B of this Change Order.
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Project Manager
Title	Title
September 16, 2021	September 8, 2021
Date of Signing	Date of Signing

CHANGE ORDER
Train 6 Gearbox Assembly Replacement for Unit 1411

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00053 DATE OF CHANGE ORDER: September 24, 2021

The Agreement between the Parties listed above is changed as follows:
1.Contractor acknowledges that one(1) gearbox assembly (identified as "PROPANE COMPRESSOR ASSEMBLY GEARBOX; 46C-1411-GB02 GEARBOX; PN: NF2419E; S/N: YH00156; GE NUOVO PIGNONE/LUFKIN") procured by Contractor for Subproject 6(a), which is part of compressor number 46C-1411 ("Compressor"), requires repair before it can be incorporated into Subproject 6(a) ("Original Gearbox Assembly").

2.Contractor states that the repair of the Original Gearbox Assembly and subsequent installation of the repaired Original Gearbox Assembly into Subproject 6(a) may delay the achievement of Substantial Completion. To mitigate this delay, Contractor has requested Owner provide the following capital spare parts from the Stage 4 Liquefaction Facility: (a) one (1) low speed shaft and gear set, (b) one (1) high speed pinion, and (c) four (4) tilting pad bearings and other various operating spare parts to be installed in the Compressor (subclauses (a), (b), (c) and the operating spare parts together, the "Replacement Parts").

3.Owner has no obligation to provide the Replacement Parts to Contractor. Notwithstanding the foregoing, Owner agrees to make the Replacement Parts available to Contractor for the purpose of Contractor installing such Replacement Parts into Subproject 6(a) (in lieu of installing the Original Gearbox Assembly) based on the conditions stated in this Change Order.

4.Contractor shall, for all Replacement Parts provided by Owner procure for Owner equivalent replacement or refurbished (as needed) parts in condition equivalent to condition of the Replacement Parts and meeting all requirements under the Agreement (including Article 12) ("New Parts") and shall deliver the New Parts to a storage location designated by Owner. Contractor shall use commercially reasonable efforts to make such delivery on or before [28JAN2022] (the "Delivery Date". Contractor shall also provide to Owner a schedule for the procurement and delivery of the New Parts, which schedule shall account for the delivery of all New Parts to Owner on or before the Delivery Date. Once approved in writing by Owner (such approval not to be unreasonably withheld), Contractor shall procure and deliver the New Parts in accordance with such approved schedule. Notwithstanding the foregoing, any written request by Owner Representative to maintain or improve upon such schedule shall be implemented by Contractor unless otherwise agreed in writing between David Craft of Owner and Kane McIntosh of Contractor.

5.Contractor shall bear all costs and expenses in relation to repair, restoration, delivery, transportation, installation, uninstallation, removal, return and storage of, or any other services for, the Original Gearbox Assembly, the Replacement Parts, the New Parts and Contractor's performance of its obligations under this Change Order.

6.In the event Owner sustains a failure of any gearbox comparable to the Original Gearbox Assembly or any spare parts comparable to any Replacement Part currently in operation in the Stage 1 Liquefaction Facility, the Stage 2 Liquefaction Facility or the Stage 3 Liquefaction Facility (each individually, "such other Liquefaction Facility") prior to Owner receiving the New Parts, Contractor shall return and, if applicable, uninstall, the such Replacement Part to Owner for use in such other Liquefaction Facility, and Contractor shall not be entitled to any Change Order under the Agreement in connection with the return and, if applicable, the uninstallation, of the Replacement Parts, including no adjustment to the Guaranteed Substantial Completion Date.

7.THE PARTIES AGREE THAT (I) OWNER PROVIDES AND CONTRACTOR SHALL ACCEPT ALL REPLACEMENT PARTS "AS- IS" WITH ANY AND ALL DEFECTS (IF ANY), INCLUDING LATENT DEFECTS; (II) ANY USE OF ANY REPLACEMENT PARTS BY CONTRACTOR, INCLUDING CONTRACTOR'S INCORPORATION OF ANY REPLACEMENT PARTS INTO SUBPROJECT 6(a), SHALL BE AT CONTRACTOR'S SOLE RISK AND SHALL NOT RELIEVE CONTRACTOR OF ANY OF ITS OBLIGATIONS UNDER THE AGREEMENT (INCLUDING ACHIEVING THE GUARANTEED SUBSTANTIAL COMPLETION DATE, THE MAC AND PERFORMANCE GUARANTEE IN ACCORDANCE WITH THE AGREEMENT); AND (III) OWNER HEREBY DISCLAIMS ANY AND ALL WARRANTIES RELATING TO

ALL REPLACEMENT PARTS, INCLUDING THE IMPLIED WARRANTY OF MERCHANTABILITY AND IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. After installation of any Replacement Parts into the Stage 4 Liquefaction Facility, Article 12 of the Agreement (including the warranty obligations) shall apply to the Replacement Parts as if the Replacement Parts were provided by Contractor under the Agreement.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51)	$17,846,936
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,034,739,509
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,034,739,509

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52)	$(3,978,536)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$453,717,464
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$453,717,464

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,488,456,973
15.	The Contract Price will be unchanged by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$—
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,488,456,973

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A

Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
Other adjustments to liability or obligation of Contractor or Owner under the Agreement; N/A
Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Project Manager
Title	Title
September 29, 2021	September 27, 2021
Date of Signing	Date of Signing